MASSMUTUAL PREMIER FUNDS

Supplement dated July 10, 2009 to the

Prospectus dated March 2, 2009

This supplement provides new and additional information beyond that contained in the Prospectus and any existing supplements. It should be retained and read in conjunction with the Prospectus and any existing supplements.

The following information pertains to the MassMutual Premier Strategic Income Fund:

The Board of Trustees of the MassMutual Premier Funds unanimously approved on June 23, 2009 an Agreement and Plan of Reorganization pursuant to which it is expected that the MassMutual Premier Strategic Income Fund (“Premier Strategic Income Fund”) will be reorganized with and into the Oppenheimer Strategic Income Fund (the “Reorganization”). It is anticipated that MassMutual will approve the Reorganization in its capacity as the majority shareholder of the Premier Strategic Income Fund. It is expected that the merger will be completed in October 2009 (subject to the terms and conditions of the Agreement and Plan of Reorganization).

In September 2009, shareholders who own shares of the Premier Strategic Income Fund as of August 28, 2009 should receive a prospectus/information statement containing further information regarding the Oppenheimer Strategic Income Fund and the Reorganization.

Oppenheimer Funds, Inc., an indirect, majority-owned subsidiary of MassMutual, is the investment adviser to the Oppenheimer Strategic Income Fund and acts as sub-adviser to the Premier Strategic Income Fund. The Oppenheimer Strategic Income Fund is managed by the same investment personnel and pursuant to a similar investment program as the Premier Strategic Income Fund.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of any investment company, nor is it a solicitation of any proxy. For more information regarding the Oppenheimer Strategic Income Fund, please call 1.800. CALL OPP (225-5677) or visit the fund’s web site at www.oppenheimerfunds.com. Shareholders of record as of August 28, 2009 will receive a prospectus/information statement relating to the Reorganization (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the Reorganization has been filed with the Securities and Exchange Commission and becomes effective. The prospectus/information statement will also be available free of charge on the Securities and Exchange Commission’s web site (http://www.sec.gov).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

B3000M-09-05